As filed with the Securities and Exchange Commission on April 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

First Trust Enhanced Equity Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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PRELIMINARY – DATED AS OF APRIL 8, 2022

First Trust Enhanced Equity Income Fund (FFA)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

___, 2022

Dear Shareholders:

I am writing to notify you of an important special meeting (referred to as the “Meeting”) of the shareholders of First Trust Enhanced Equity Income Fund (the “Fund”). The Meeting is scheduled to be held at the offices of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _______, _______, 2022, at ______ Central Time.

At the Meeting, you will be asked to consider and vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Chartwell Investment Partners, LLC (“Chartwell”), as investment sub-advisor (the “New Agreement”). You will also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

TriState Capital Holdings, Inc. (NASDAQ: TSC) (“TriState”), which is Chartwell’s parent company, has entered into a definitive agreement with Raymond James Financial, Inc. (NYSE: RJF) (“Raymond James”), under which Raymond James will acquire TriState (the “Transaction”), subject to applicable regulatory approvals, approval by TriState’s shareholders and other customary closing conditions. As part of the Transaction, Chartwell, a wholly-owned subsidiary of TriState, will become a wholly-owned subsidiary of Carillon Tower Advisers, Inc., which is Raymond James’ asset management subsidiary. The Transaction is currently expected to close some time in the second quarter of 2022.

The closing of the Transaction will operate as an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), resulting in the automatic termination of the Fund’s existing investment sub-advisory agreement with Chartwell. In anticipation of the closing of the Transaction and the termination of the Fund’s existing sub-advisory agreement with Chartwell, the Board of Trustees of the Fund (the “Board”) considered and approved the New Agreement, subject to shareholder approval. In addition, to avoid any interruption of services in the event the Transaction closes prior to receipt of shareholder approval of the New Agreement, the Board also approved an interim sub-advisory agreement with Chartwell.

It is important to note that the day-to-day operations of the Fund are not expected to change as a result of the Transaction and the portfolio managers of the Fund are expected to remain the same. Additionally, the New Agreement will not result in changes to the Fund’s investment sub-advisory fee rate or expense ratio. The Board of Trustees of the Fund recommends that shareholders of the Fund approve the New Agreement.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or via the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Or How To Vote Your Shares, Please Call The Fund’s Proxy Solicitor, AST Fund Solutions, LLC, At (888) 567-1626 Weekdays From 9:00 A.M. To 10:00 P.M. Eastern Time.

First Trust Enhanced Equity Income Fund (FFA)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders

To be held on _________, 2022

_____, 2022

To the Shareholders of First Trust Enhanced Equity Income Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Enhanced Equity Income Fund (the “Fund”), a Massachusetts business trust, is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ______, ____, 2022, at ______ Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Chartwell Investment Partners, LLC, as investment sub-advisor.

The close of business on _______, 2022 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the internet. To vote by mail, please complete and mail your proxy card in the enclosed postage-paid return envelope. Alternatively, shareholders may vote by telephone or through the internet by following the instructions on the proxy card. If you need any assistance or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (888) 567-1626 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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First Trust Enhanced Equity Income Fund (FFA)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Special Meeting of Shareholders

To be held on _________, 2022

Proxy Statement

_______ __, 2022

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about __, 2022.

This Proxy Statement is being furnished by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Trust Enhanced Equity Income Fund (the “Fund”) in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of the Fund scheduled to be held on ____, __________, 2022, at _______ Central Time, at the offices of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

As discussed more fully below, shareholders of the Fund are being asked to consider and vote on the proposal set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

• To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Chartwell Investment Partners, LLC, as investment sub-advisor (“Proposal 1” or the “Proposal”).

Shareholders may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on ___________, 2022. This Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/goaucpjwgo3y. The Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com/Retail/Cef/CEFFundNews.aspx?Ticker=FFA. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 988-5891.

You may call toll-free (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: Approval of a New Investment Sub-Advisory Agreement for the Fund

Background and Reason for Meeting

Chartwell Investment Partners, LLC currently serves as investment sub-advisor to the Fund. Chartwell Investment Partners, LLC or a predecessor entity (the terms “Chartwell” and the “Sub-Advisor” may refer to Chartwell Investment Partners, LLC or one of its predecessor entities) has served as investment sub-advisor to the Fund since 2007. As investment sub-advisor, Chartwell is responsible for, among other things, the selection and ongoing monitoring of the securities in the Fund’s investment portfolio pursuant to an investment sub-advisory agreement dated as of July 2, 2014 among the Fund, the Advisor and Chartwell (the “Current Sub-Advisory Agreement”).

Currently, Chartwell is a wholly-owned subsidiary of TriState Capital Holdings, Inc. (NASDAQ: TSC) (“TriState”), a publicly traded company. TriState has entered into a definitive agreement with Raymond James Financial, Inc. (NYSE: RJF) (“Raymond James”), a publicly traded company, under which Raymond James will acquire TriState (the “Transaction”), subject to applicable regulatory approvals, approval by TriState’s shareholders and other customary closing conditions. As part of the Transaction, Chartwell will become a wholly-owned subsidiary of Carillon Tower Advisers, Inc. (“Carillon”), a wholly-owned subsidiary of Raymond James that is registered with the Securities and Exchange Commission (“SEC”) as an investment advisor. The Transaction is currently expected to close some time in the second quarter of 2022 (the “Closing”). After the Closing, it is anticipated that Chartwell, operating as a subsidiary of Carillon, will maintain its independent brand and management.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The closing of the Transaction will operate as an “assignment” (as defined in the 1940 Act) of the Current Sub-Advisory Agreement that will result in its automatic termination. Accordingly, shareholders of the Fund are being asked to approve a new investment sub-advisory agreement among the Fund, the Advisor and Chartwell (the “New Sub-Advisory Agreement”).

In anticipation of the Transaction, at a meeting held on December 5-6, 2021 (the “Board Meeting”), the Board of Trustees of the Fund, after careful consideration, determined that it would be in the best interests of the Fund for Chartwell to continue to act as the investment sub-advisor to the Fund following the Closing. Accordingly, at the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), approved, subject to shareholder approval, the New Sub-Advisory Agreement. In addition, to avoid any interruption of investment sub-advisory services for the Fund in the event the Closing occurs prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, also approved an interim sub-advisory agreement with Chartwell (the “Interim Sub-Advisory Agreement”). If the Closing occurs prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement would be effective upon the Closing and would remain in effect (a) for 150 days following the Closing, (b) until shareholders of the Fund approve the New Sub-Advisory Agreement, or (c) unless sooner terminated as provided by the terms of the Interim Sub-Advisory Agreement, whichever occurs first. (See “BOARD CONSIDERATIONS” below.)

It is important to note that the Transaction is not expected to impact the day-to-day operations of the Fund and the portfolio managers of the Fund (identified below under “PORTFOLIO MANAGEMENT”) are expected to remain the same. Additionally, the New Sub-Advisory Agreement will not result in changes to the Fund’s investment sub-advisory fee rate or expense ratio.

Additional Information

Chartwell, located at 1205 Westlakes Drive, Berwyn, Pennsylvania 19312, is an investment advisor registered with the SEC. The firm focuses on institutional, sub-advisory and private client relationships, and is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. As of February 28, 2022, Chartwell had approximately $11.4 billion in assets under management.

The names, positions with Chartwell and principal occupations of the persons who are principal executive officers and directors of Chartwell are listed below:

Name	Position(s) with Chartwell and Principal Occupation

Timothy J. Riddle	Managing Partner, Director and Chief Executive Officer (“CEO”) of Chartwell
Michael P. Magee	Chief Operating Officer of Chartwell
G. Gregory Hagar	Managing Partner, Chief Financial Officer, Treasurer and Secretary of Chartwell; Senior Vice President of Finance of TriState Capital Bank
LuAnn M. Molino	Chief Compliance Officer of Chartwell
Michael J. McCloskey	Managing Partner, President and Director of Client Services of Chartwell
James F. Getz	Director and Chairman of Chartwell; Chairman of the Board, CEO and President of TriState Capital Holdings, Inc.
Brian S. Fetterolf	Director and Vice Chairman of Chartwell; President and CEO of TriState Capital Bank; President of Chartwell TSC Securities; Director of TriState Capital Holdings, Inc.
David L. Bonvenuto	Director of Chartwell; President and Chief Operating Officer of Ibis Tek, Inc. (now XPER USA), a privately held contract manufacturer with a primary focus on transparent and opaque armor solutions for both private and military applications
James Dolan	Director of Chartwell; Managing Partner of Voyager Group L.P., a diversified company that invests in businesses involving technology, financial services, aviation and natural resources
Karla Villatoro de Friedman	Secretary of Chartwell; General Counsel of TriState Capital Bank; Chief Compliance Officer of Chartwell TSC Securities

The business address for Ms. Molino and Messrs. Riddle, Magee, Hagar and McCloskey is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The business address for Ms. Villatoro de Friedman and Messrs. Getz, Fetterolf, Bonvenuto and Dolan is One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219.

Currently, Chartwell is a wholly-owned subsidiary of TriState. TriState is a diversified financial services firm providing banking and asset management services to individuals, corporations and municipalities. TriState’s principal executive offices are located at One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219. Following the Closing, it is anticipated that TriState will operate as a separately branded firm and as a stand-alone division and independently chartered bank subsidiary of Raymond James, but TriState will not retain an ownership interest in Chartwell.

As noted above, as a result of the Closing, Chartwell will become a wholly-owned subsidiary of Carillon, which is a wholly-owned subsidiary of Raymond James. As of February 28, 2022, Carillon and its investment management affiliates collectively had approximately $72 billion in assets under management. Raymond James is a diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Carillon and Raymond James are each located at 880 Carillon Parkway, Saint Petersburg, Florida 33716.

Portfolio Management

The Closing is not expected to result in any changes to the portfolio managers serving the Fund, identified below.

Douglas W. Kugler, CFA

Senior Portfolio Manager

Mr. Kugler joined Chartwell in 2003, is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has 25 years of investment industry experience. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd), the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

Peter M. Schofield, CFA

Senior Portfolio Manager

Mr. Schofield joined Chartwell in 2010, is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has 38 years of investment industry experience. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The Current Sub-Advisory Agreement

Set forth below is information pertaining to the Current Sub-Advisory Agreement.

Date of Current Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
July 2, 2014	The Current Sub-Advisory Agreement was approved by the shareholders of the Fund on July 2, 2014 in connection with a change in control of Chartwell.	June 7, 2021; Continuation of Current Sub-Advisory Agreement.

Comparison of Certain Terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement

Below is a brief comparison of the material terms of the Current Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, many of the terms of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are the same, including, among others, those relating to fees. The New Sub-Advisory Agreement will have a new effective date and initial term. In addition, the New Sub-Advisory Agreement will include a new provision that specifically precludes third-party beneficiaries and a new provision relating to forum selection. If approved by shareholders, the New Sub-Advisory Agreement will become effective upon or following such approval (but not before the Closing) and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under “Continuance.” The summary set forth below is qualified by reference to the form of the New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. You should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Advisor will manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund’s Board and the Advisor. As is the case under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor is required to monitor the Fund’s investments and to comply with the provisions of the Fund’s Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

Brokerage/Purchases and Sales of Portfolio Investments. As is the case under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the Sub-Advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the Sub-Advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. In addition, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Advisor agrees to communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. Further, both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that in no instance will the Fund’s portfolio transactions be purchased from or sold to the Advisor, the Sub-Advisor or any affiliated person of either the Fund, the Advisor or the Sub-Advisor, except as may be permitted under the 1940 Act. In addition, the New Agreement provides that under no circumstances will the Sub-Advisor select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Fees. The New Sub-Advisory Agreement will not result in changes to the Fund’s investment sub-advisory fees, nor will it result in changes to any of the Fund’s other fees. As is the case under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a portfolio management fee on a monthly basis. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Advisor will pay the Sub-Advisor a fee equal to the annual rate of 0.50% of the Fund’s “Managed Assets” (i.e., average daily gross assets of the Fund, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common shares and accrued liabilities (including the value of call options written (sold))).

For the Fund’s last fiscal year, the aggregate amount of the sub-advisory fees paid by the Advisor to the Sub-Advisor was $1,944,843.

Payment of Expenses. As is the case under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor agrees to pay all expenses it incurs in connection with its activities under such Agreement other than (i) the cost of securities and other assets purchased for the Fund and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

Limitation of Liability. As is the case under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the Fund and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the Sub-Advisor’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. The Current Sub-Advisory Agreement was originally in effect for a specified initial term and states that it may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. As is the case under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days’ written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days’ written notice to the Sub-Advisor without the payment of any penalty. In addition, both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are terminable at any time without the payment of any penalty by the Advisor, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

Applicable Law. As is the case under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement states that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. Further, the New Sub-Advisory Agreement provides that for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

Third Party Beneficiaries. The New Sub-Advisory Agreement (but not the Current Sub-Advisory Agreement) includes a provision stating that none of the provisions of the Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party thereto.

Forum Selection. The New Sub-Advisory Agreement (but not the Current Sub-Advisory Agreement) includes a provision stating, among other things, that any action brought on or with respect to such Agreement or any other document executed in connection therewith by a party to such Agreement against another party to the Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois. Further, the right to a trial by jury is expressly waived to the fullest extent permitted by law.

Related Agreement

On September 14, 2007 (the date on which Chartwell first began acting as investment sub-advisor to the Fund), Chartwell and the Advisor entered into an agreement to address certain matters pertaining to the Fund (such agreement, the “Related Agreement”). Among other things, under the Related Agreement, Chartwell is obligated to reimburse the Advisor for a portion of certain “incentive fee” payments payable by the Advisor to certain underwriters of the Fund’s initial public offering up to specified limits. These underwriters include Raymond James & Associates, Inc. (“RJ&A”), which is a wholly-owned subsidiary of Raymond James. In conjunction with the Fund’s initial public offering in 2004, the Advisor agreed, in general terms, to pay RJ&A a quarterly “incentive fee” at an annual rate of up to 0.10% of the Fund’s average weekly “total assets” attributable to common shares of the Fund sold in such offering by RJ&A, subject to specified limits.

Interim Sub-Advisory Agreement

As indicated above, to avoid any interruption of investment sub-advisory services for the Fund in the event the Closing occurs prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board has also approved the Interim Sub-Advisory Agreement. Many of the terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement; however, there are some differences, including, as described below, differences in provisions relating to the effective date, termination, and compensation arrangements.

If the Closing occurs before shareholders of the Fund approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will become effective upon the Closing and, unless terminated sooner in accordance with its terms, will continue to be in effect through the earlier of (a) 150 days following the Closing or (b) the date on which shareholders of the Fund approve the New Sub-Advisory Agreement. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days’ written notice.

If the Interim Sub-Advisory Agreement were to become effective, the rate of compensation that would be paid to Chartwell under the Interim Sub-Advisory Agreement would be the same as that paid to Chartwell under the Current Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement would be held in an interest-bearing escrow account with the Fund’s custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement were approved by shareholders of the Fund by the end of the 150-day term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including interest earned) would be paid to Chartwell. However, if shareholders of the Fund did not approve the New Sub-Advisory Agreement by such date, Chartwell would be paid, out of the escrow account, the lesser of: (i) any costs incurred by Chartwell in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) for the Fund; or (ii) the total amount in the escrow account (plus interest earned) held on behalf of the Fund.

Board Considerations

The Board of Trustees, including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreement and (2) the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at a meeting held on December 5-6, 2021. The Board determined that the approval of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Sub-Advisor currently serves as investment sub-advisor to the Fund pursuant to the Current Sub-Advisory Agreement. Prior to the December 2021 meeting, the Board was informed that TriState Capital Holdings, Inc. (previously defined as “TriState”), the Sub-Advisor’s parent company, had entered into a definitive agreement under which Raymond James Financial, Inc. would acquire TriState (previously referred to as the “Transaction”). The Board was informed that the consummation of the Transaction, which is expected to occur in the second quarter of 2022, would operate as an “assignment” of the Current Sub-Advisory Agreement under the 1940 Act, and as a result the Current Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Advisor following the consummation of the Transaction. The Board noted that the New Sub-Advisory Agreement will be submitted to shareholders of the Fund for their approval and that the Interim Sub-Advisory Agreement would become effective only if shareholders of the Fund do not approve the New Sub-Advisory Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Sub-Advisory Agreement.

On October 28, 2021, counsel to the Independent Trustees provided the Sub-Advisor with a request for information regarding the Transaction and its expected impact on the Sub-Advisor. At an executive session held on December 2, 2021, as well as at the meeting held on December 5-6, 2021, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Sub-Advisor in response to the request that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Advisor’s management of the Fund under the Agreements.

To reach its determination in approving the Agreements for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Advisor and the Sub-Advisor, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Current Sub-Advisory Agreement were immaterial to the Sub-Advisor’s management of the Fund. The Board considered that the information provided by the Sub-Advisor in response to the Independent Trustees’ request for information included representations that the Sub-Advisor anticipates no changes to key personnel who work on matters relating to the Fund, including the portfolio management team, senior management and compliance personnel, as a result of the Transaction; that the sub-advisory fee rate for the Fund would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Sub-Advisor. In addition, representatives of the Sub-Advisor joined the December 2021 Board meeting and discussed the Transaction with the Board.

The Board also considered that it had last approved the Current Sub-Advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board’s June 6-7, 2021 meeting. Given the Sub-Advisor’s representations that there would be no changes in the services provided to the Fund as a result of the Transaction, that any differences in the terms of the Current Sub-Advisory Agreement and the New Agreement were immaterial to the Sub-Advisor’s management of the Fund and that, except as discussed in the response to the Independent Trustees’ October 28, 2021 request to the Sub-Advisor relating to the Transaction, the Board could continue to rely on the materials provided by the Sub-Advisor in connection with the June 2021 renewal of the Current Sub-Advisory Agreement, the Board determined that its prior considerations in approving the renewal of the Current Sub-Advisory Agreement remained relevant. The Board noted that, in reviewing and renewing the Current Sub-Advisory Agreement:

•	The Board considered the nature, extent and quality of the services provided by the Sub-Advisor and that the Sub-Advisor actively manages the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Sub-Advisor were satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
•	The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the advisory fee payable under the Fund’s investment advisory agreement and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board received and reviewed information showing the sub-advisory fee rate for the Fund as compared to fees charged to other clients of the Sub-Advisor.
•	The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to that of two benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and one of the benchmark indexes for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the other benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020.
•	On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Sub-Advisor to the Fund under the Current Sub-Advisory Agreement.
•	The Board considered the Sub-Advisor’s statement that since the Sub-Advisor’s inception as sub-advisor, assets in the Fund have not grown considerably, so further economies of scale have not been achieved. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor for the Fund from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor enters into soft-dollar arrangements in connection with the Fund, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2021 renewal of the Current Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against the Proposal. All voting securities of the Fund represented by properly submitted proxies will be counted as present for purposes of determining a quorum. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on the Proposal. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on the Proposal with respect to shares for which no instructions have been received from customers.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC, at (888) 567-1626 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at an expected total cost of approximately $62,600. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by Chartwell. Chartwell will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. Chartwell will bear the foregoing costs and expenses regardless of whether the Closing occurs or shareholder approval of the New Sub-Advisory Agreement is obtained.

The Meeting and Voting Rights

The Meeting is scheduled to be held on _____, ______, 2022, at _______ Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting. You may call toll-free (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

The close of business on _______, 2022 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. To the extent they are entitled to exercise voting rights with respect to shares owned, shareholders of record on the Record Date are entitled to one vote for each full share the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. The Fund’s By-Laws include provisions (referred to as the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of the Fund’s shares in a “Control Share Acquisition” (as defined in the By-Laws) may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. Subject to various exceptions and conditions, the By-Laws define a “Control Share Acquisition” generally to include an acquisition of shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power within certain ranges of percentages in the election of Trustees of the Fund. [Based on available information as of the date of this Proxy Statement, the Fund expects that all shares of the Fund outstanding as of the Record Date will be entitled to vote on the Proposal and deemed to be voting securities for purposes of determining whether the Proposal is approved, and no shares of the Fund will be subject to the Control Share Provisions.]

A list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Advisor, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Fund to inspect the list of shareholders and will also need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting his or her or its shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Fund’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 and (b) in addition, if his, her or its shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

Under the Fund’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or by proxy, will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Fund’s By-Laws, in general, for purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Fund does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more matters whether or not a quorum is present. In addition, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

Share Ownership Over 5%

As of the close of business on the Record Date, there were __________ shares outstanding of the Fund.

As of the Record Date, no person is known by the Fund to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on securities position listing reports as of the Record Date. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund’s shares outstanding.

Name and Address	Shares Owned	% of Outstanding Shares Owned
	Shares	%
	Shares	%
	Shares	%
	Shares	%
	Shares	%
	Shares	%

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2021 by (a) the Trustees and (b) the Trustees and executive officers of the Fund as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen	4,003
Independent Trustees
Richard E. Erickson	513
Thomas R. Kadlec	978
Denise M. Keefe*	0
Robert F. Keith	0
Niel B. Nielson	708
Trustees and Executive Officers as a Group	6,202

*Denise M. Keefe has been an Independent Trustee since November 1, 2021.

As of December 31, 2021, (a) the Trustees and (b) the Trustees and executive officers of the Fund as a group, beneficially owned less than 1% of the total shares outstanding of the Fund.

Investment Advisor and Certain Other Service Providers

First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund’s investment advisor. Additionally, First Trust Advisors is responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee. First Trust Advisors is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors, the Chairman of the Board of the Fund and the sole Trustee who is not an Independent Trustee. Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. First Trust Advisors, Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In light of his interest in and role with First Trust Advisors, given that First Trust Advisors is a party to the New Sub-Advisory Agreement and the Related Agreement, Mr. Bowen may be deemed to have an interest in the Proposal. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the Fund’s administrator, fund accountant and custodian, and Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233-5000, acts as the Fund’s transfer agent.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 988-5891.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

Shareholder Proposals for Inclusion in the Fund’s Proxy Statement. To be considered for presentation at the 2023 annual meeting of shareholders of the Fund and included in the Fund’s proxy statement relating to such meeting, a shareholder proposal must be submitted pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934 (the “1934 Act”) and must be received at the principal executive offices of the applicable Fund not later than November 21, 2022. However, timely submission of a proposal does not mean that such proposal will be included in the Fund’s proxy statement.

Other Shareholder Proposals. In addition to any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the Fund’s Declaration of Trust, under the Fund’s By-Laws, any proposal to elect any person nominated by a shareholder for election as Trustee and any other proposal by a shareholder may only be brought before an annual meeting of the Fund if, among other requirements, the proposing shareholder would be entitled to vote on the proposal and timely written notice (the “Shareholder Notice”) is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund’s By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

In order for a shareholder to properly propose a nominee for election to the Board of Trustees of the Fund or to propose business outside of Rule 14a-8, in addition to complying with the advance notice provisions (described in the preceding paragraph), the shareholder must also comply with all other relevant provisions set forth in the By-Laws. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the SEC on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive offices. Any shareholder of the Fund considering making a nomination or submitting any other proposal should carefully review the By-Laws.

In addition, the By-Laws provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Other Matters to Come Before the Meeting

No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

____, 2022

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (888) 567-1626 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Exhibit A -- Form of New Sub-Advisory Agreement

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of ____, 2022 by and among First Trust Enhanced Equity Income Fund, a Massachusetts business trust (the “Fund”), First Trust Advisors L.P., an Illinois limited partnership and a registered investment adviser with the Securities and Exchange Commission (“SEC”) (the “Manager”), and Chartwell Investment Partners, LLC, a Pennsylvania limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

Whereas, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

2.       Services to Be Performed. Subject always to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund’s investments, and (c) comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. Such policies and procedures and any amendments thereto will be communicated by the Manager to the Sub-Adviser.

The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

The Sub-Adviser further agrees that it:

(a)       will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b)       will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(c)       will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

(d)       will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager and will prepare and furnish the Manager and Fund’s Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

3.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

4.       Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to the annual rate of 0.50% of the Fund’s Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross assets of the Fund, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common shares and accrued liabilities (including the value of call options written (sold)). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.       Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

6.       Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.       Term; Termination. This Agreement shall become effective with respect to the Fund on the date provided above (the “Effective Date”) provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of its Effective Date unless sooner terminated as hereinafter provided. This Agreement, however, shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination and for any additional period during which Sub-Adviser serves as such for the Fund, subject to applicable law.

8.       Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

9.       Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:	If to the Sub-Adviser:
First Trust Enhanced Equity Income Fund First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, Illinois 60187 Attention: Secretary	Chartwell Investment Partners, LLC 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312 Attention: Melissa L. Haupt If by Facsimile: (610) 722-5644

10.       Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

11.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.       Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

13.       Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

14.       Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund’s Declaration of Trust and other governing documents of the Fund.

15.       Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

16.       Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

17.       Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 are not severable.

18.       Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

In Witness Whereof, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	Chartwell Investment Partners, LLC
By	By
Title:	Title:

First Trust Enhanced Equity Income Fund

By

Title:

FORM OF PROXY CARD

First Trust

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** with a live operator when you call toll-free 1-888-567-1626 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of First Trust Enhanced Equity Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on _____, ________, 2022, at ___________ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated ________, 2022, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-888-567-1626**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on _____, 2022. The proxy statement of the Fund is available at: ____________________________.

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

First Trust Enhanced Equity Income Fund (FFA)

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: